Statement of profit or loss and other comprehensive income $ in Thousands	6 Months Ended	12 Months Ended
	Dec. 31, 2025 USD ($) $ / shares	Jun. 30, 2025 USD ($) $ / shares
Revenue
Interest revenue calculated using the effective interest method	$ 328	$ 653
Expenses
Employee benefits expense	(2,721)	(6,372)
Impairment of assets	0	(37)
Other expenses	(1,645)	(3,787)
Finance costs	(32)	(11)
Loss before income tax expense	(4,070)	(9,554)
Income tax expense	0	0
Loss after income tax expense for the period attributable to the owners of ioneer Limited	(4,070)	(9,554)
Items that may be reclassified subsequently to profit or loss
Foreign currency translation	207	(269)
Other comprehensive income for the period, net of tax	207	(269)
Total comprehensive income for the period attributable to the owners of ioneer Limited	$ (3,863)	$ (9,823)
Earnings per share
Basic earnings per share (in dollars per share) | (per share)	$ (0.17)	$ (0.41)
Diluted earnings per share (in dollars per share) | (per share)	$ (0.17)	$ (0.41)